EXHIBIT 10.13

AGREEMENT

AGREEMENT, dated June 14th, 2013 (this “Agreement”), by and between ONSTREAM MEDIA CORPORATION (the “Company”), INFINITE CONFERENCING, INC. (“ICI”), ENTERTAINMENT DIGITAL NETWORK, INC. (“EDNI”), AV ACQUISITION, INC. (“AAI”), ONSTREAM CONFERENCING CORPORATION (“OCC”), MEDIA ON DEMAND, INC. (“MOD”), HOTEL VIEW CORPORATION (“HVC”), OSM ACQUISITION INC. (“OSM”) and AUCTION VIDEO JAPAN, INC. (“AVJI”) (the Company, ICI, EDNI, AAI, OCC, MOD, HVC, OSM and AVJI shall be referred to collectively as the “Borrowers”), with headquarters located at 1291 SW 29th Avenue, Pompano Beach, Florida 33069, and SIGMA OPPORTUNITY FUND II, LLC (“Sigma”) and SIGMA CAPITAL ADVISORS, LLC, the managing member of Sigma (“Sigma Advisors” and collectively with Sigma, the “Sigma Parties”), with headquarters located at 800 Third Avenue, Suite 1701, New York, NY  10022.  All capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Note (as defined below).

WHEREAS, Sigma and the Borrowers are parties to a certain Note Purchase Agreement, dated as of March 18, 2013 (the “Purchase Agreement”), pursuant to which Sigma, among other things, purchased from the Borrowers a Senior Subordinated Secured Note, dated March 18, 2013, in the principal aggregate amount of up to $800,000 (the “Note”);

WHEREAS, there is currently $600,000 in principal amount outstanding under the Note and the Borrowers have the right to borrow an additional $200,000 (the “Additional Amount”) from Sigma under the Note subject to satisfaction of the terms and provisions of Section 1.12 of the Note (the “Conditional Funding Requirements”);

WHEREAS, Sigma and the Borrowers desire to increase the amount of money that Borrowers may borrow under the Note to an aggregate amount of up to $945,000 by entering into an Amendment No. 1 and Allonge to the Note (the “Amendment”), in substantially the form attached hereto as Exhibit A, pursuant to which the Additional Amount shall be increased from $200,000 to $345,000 (the “New Additional Amount”) and the Amortization Schedule shall be revised to reflect the New Additional Amount;

WHEREAS, Sigma’s rights under the Note are subject to the terms of certain Intercreditor Agreements (the “Intercreditor Agreements”) between the Borrowers, Sigma and Thermo Credit, LLC and Rockridge Capital Holdings, LLC (the “Senior Holders”);

WHEREAS, in order to permit Borrowers to borrow the New Additional Amount and enter into this Agreement, the parties shall be required to enter into new agreements and/or amendments to the existing Intercreditor Agreements with the Senior Holders, in substantially the forms attached hereto as Exhibit B and Exhibit C (the “New Intercreditor Agreements”); and

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WHEREAS, Sigma has also agreed to waive compliance by Borrowers of the Conditional Funding Requirements and, in consideration therefor, the Company shall issue (i) 325,000 shares of Common Stock to Sigma (the “Sigma Shares”), and (ii) 125,000 shares of Common Stock to Sigma Advisors (the “Advisory Shares” and collectively with Sigma Shares, the “Shares”);

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereto, intending to be legally bound, agree as follows:

            1.         Amendment of Note.  Simultaneous with the execution of this Agreement, Sigma and the Borrowers shall each execute and deliver the Amendment.

            2.         Issuance of Common Stock.  On the date hereof, the Company shall issue the Sigma Shares to Sigma and the Advisory Shares to Sigma Advisors.  The Shares issued hereunder shall have the same rights, including, without limitation, piggy-back registration rights, and be subject to the same conditions, as the Securities (as defined in the Purchase Agreement) issued to the Sigma Parties pursuant to the Purchase Agreement and other Transaction Documents.

            3.         Payment of the New Additional Amount.  On the date hereof, the Sigma Parties shall pay to the Borrowers the New Additional Amount, less the Expense Amount withheld pursuant to Section 14 hereof, by wire transfer of immediately available funds as may be directed by the Borrowers.

            4.         Waiver.  For purposes of this Agreement, Sigma hereby agrees to waive the Conditional Funding Requirements of Borrowers in order to permit Borrowers to borrow the New Additional Amount as contemplated by this Agreement.  For the avoidance of doubt, the parties agree that, upon payment by Sigma of the New Additional Amount, the Borrowers shall not be entitled to borrow, and Sigma shall not be required to lend, any additional funds pursuant to the Transaction Documents.

            5.         Intercreditor Amendments.  On the date hereof, Sigma and the Company shall enter into the New Intercreditor Agreements with the Senior Holders.

            6.        Representations and Warranties of the Borrowers.  In connection herewith, each of the Borrowers represents and warrants to the Sigma Parties as follows:

                        A.        Except as set forth on Schedule 6.A. hereto, all of the representations and warranties of the Borrowers set forth in Section 4 of the Purchase Agreement are true and correct as of the date hereof as if fully set forth herein.

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                        B.        The Borrowers have the requisite corporate power and authority to execute and deliver this Agreement and the Amendment and to consummate the transactions contemplated hereby and thereby.  This Agreement has been duly authorized and validly executed and delivered by the Borrowers and constitutes the valid, legal and binding agreement of the Borrowers, enforceable against each of them in accordance with its terms.

                        C.        The Shares have been duly authorized and upon issuance will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder.  There are no preemptive or similar rights of any stockholder of the Company or any other person or entity to acquire any of the Shares.

                        D.        The financial statements of the Borrowers as of and for the month ended April 30, 2013 (the “April Financials”) attached hereto as Schedule 6.D., present fairly the financial position, results of operations and cash flows of the Borrowers, and are true and correct, as at the date covered thereby.  The aggregate revenues and cash flow from operations (as the same shall be calculated pursuant to Section 1.12(d) of the Note) of the Borrowers as of and for the period commencing on May 1, 2013 through May 31, 2013 shall be equal to or greater than the aggregate revenues and cash flow from operation reflected in the April Financials.

            7.         Representations and Warranties of the Sigma Parties.  In connection herewith, each of the Sigma Parties represents and warrants to the Borrowers as follows:

                        A.        Except as set forth on Schedule 7.A. hereto, all of the representations and warranties of Sigma set forth in Section 3 of the Purchase Agreement are true and correct as of the date hereof as if fully set forth herein.

                        B.        The Sigma Parties are acquiring the Shares for their own account and with the present intention of holding the Shares for the purposes of investment, and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

                        B.        The Sigma Parties have the requisite corporate power and authority to execute and deliver this Agreement and the Amendment and to consummate the transactions contemplated hereby and thereby.  This Agreement has been duly authorized and validly executed and delivered by each of the Sigma Parties and constitutes the valid, legal and binding agreement of the Sigma Parties, enforceable against each of them in accordance with its terms.

            8.         Further Assurances.  The parties hereto further agree to perform, from time to time, such other acts and to execute, acknowledge and deliver such other agreements, instruments, certificates and other documents as may be reasonably necessary in order to effectuate the transactions contemplated by this Agreement, the Amendment and the Intercreditor Amendment and to afford each of the Sigma Parties the full benefits with respect to the Shares.

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           9.         Full Force and Effect.   Except as expressly and specifically set forth herein, this Agreement shall not be deemed to be a waiver, amendment or modification of any provisions of the Purchase Agreement, the Note, the Intercreditor Agreements or any of the other Transaction Documents or any other document, instrument and/or agreement executed or delivered in connection therewith and any other agreement to which the parties to this Agreement may be parties to, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.

            10.       Counterparts.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to any other party, it being understood that all parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile or email transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or email signature were an original thereof.

            11.       Governing Law.  This Agreement will be governed by and interpreted in accordance with the laws of the State of New York without giving effect to the rules governing the conflicts of law.

            12.       Amendments.  This Agreement and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

            13.       Severability.   The invalidity or unenforceability of any provision hereof will in no way affect the validity or enforceability of any other provision.

            14.       Expenses.  The Sigma Parties shall withhold from the New Additional Amount payable to the Borrowers on the date hereof, $45,000 (the “Expense Amount”) as payment of an administrative fee and other costs and expenses incurred by the Sigma Parties in connection with this transaction.

            15.       Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs and respective successors and permitted assignees.

[Signature Pages to Follow]

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            IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

BORROWERS:

ONSTREAM MEDIA CORPORATION

By:/s/ Randy S. Selman

      Name: Randy Selman

      Title: President

INFINITE CONFERENCING, INC.

By:/s/ Randy S. Selman

      Name: Randy Selman

      Title: President

ENTERTAINMENT DIGITAL NETWORK, INC.

By:/s/ Randy S. Selman

      Name: Randy Selman

      Title: President

AV ACQUISITION, INC.

By:/s/ Randy S. Selman

      Name: Randy Selman

      Title: President

ONSTREAM CONFERENCING CORPORATION

By:/s/ Randy S. Selman

      Name: Randy Selman

      Title: President

MEDIA ON DEMAND

By:/s/ Randy S. Selman

      Name: Randy Selman

      Title: President

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HOTEL VIEW CORPORATION

By:/s/ Randy S. Selman

      Name: Randy Selman

      Title: President

OSM ACQUISITION INC.

By:/s/ Randy S. Selman

      Name: Randy Selman

      Title: President

AUCTION VIDEO JAPAN, INC.

By:/s/ Randy S. Selman

      Name: Randy Selman

      Title: President

SIGMA PARTIES:

SIGMA OPPORTUNITY FUND, LLC

By: SIGMA CAPITAL ADVISORS, LLC

By: /s/ Thom Waye

     Name: Thom Waye

     Title: Manager

SIGMA CAPITAL ADVISORS, LLC

By: /s/ Thom Waye

     Name: Thom Waye

     Title: Manager

[EXHIBITS AND SCHEDULES REDACTED]